CareCloud

Q4 and Full Year 2021 Results

Nasdaq Global Market: MTBC, MTBCP, MTBCO

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "might", "plan", "potential", "predict", "project", "should", "will" or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only current predictions and subject to substantial known and unknown risks, uncertainties, and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the recent spread of the COVID-19 pandemic and the impact it may have on our operations, the demand for our services, and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.carecloud.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for CareCloud Fourth Quarter 2021 Earnings Call

Mahmud Haq	Executive Chairman
A. Hadi Chaudhry	CEO and President
Bill Korn	Chief Financial Officer
Kim Blanche	General Counsel

CareCloud



Hadi Chaudhry

CEO and President


TUES
12
MIPS PERFORMANCE
DIAGNOSES
M19.029
Primary Osteoarthritis
Uns Elbow
$67,474.23

A Comprehensive Suite of Cloud-Based Solutions and Business Services


Cloud-based Software
Technology-enabled Services
App Ecosystem
Premier Healthcare IT Consulting & Staffing
On-Demand Workforce
Additional Business Services
Practice Management Software
Electronic Health Records
Patient Experience Management
Customized Cloud Applications
Revenue Cycle Management and Back-office Services
Medical Coding
Provider Credentialing
Business Intelligence
Robotic Process Automation
Interoperability & Data Transformation
Telemedicine Solutions
Mobile Apps
Third-Party Connected Apps
EHR Optimization & PMO Services
IT Transformation Consulting
Activation as a Service & Training
Hospital Revenue Cycle Process Improvement
Workforce Augmentation
Product Development
Technology Services
Release of Information Services
Group Purchasing Organization
Medical Practice Management Services
Print Fulfillment Services

Enabling a Broad Spectrum of Clients and Partners



Medical Groups
Hospitals & Health Systems
Enterprise Healthcare Organizations
Small Medical Practices
Ancillary Care Providers
Healthcare Service Organizations
Emerging Healthcare Business Models
HIT Vendors
Laboratories
Specialty-focused Enterprise Groups
Government & Private Payers
Software, Apps & Tools
Healthcare Business Services
Technology-enabled Business Solutions

A Multi-faceted Growth Strategy

CareCloud

Organic Growth

Focused effort on growing market share by bringing on net new customers

Dedicated sales teams across market segments

Sales initiatives on cross-selling to drive expanding share-of-wallet

Acquisitions

Acquire revenue cycle management ("RCM") companies and complementary businesses

Leverage efficiency and lower costs to grow adjusted EBITDA

Partnerships

Turn smaller competitors into customers

Leverage CareCloud's technology and/or on-demand workforce capabilities

Channel partner strategy to resell our software and services

What Makes Our Business Compelling

CareCloud

Business Model	
Combination of software and services offerings	Larger ACV per customer
Customers switching costs are considerable	Higher client retention
Employed global workforce	Favorable cost basis and capabilities for operational scale
Disciplined operating methodology	Strong profitability

Depth & Breadth of Solutions	
Broad range of proprietary SaaS offerings	Ability to serve multiple customer segments
Comprehensive technology-enabled services	Tailored solutions for a wide-array of customer requirements
Large software development organization	Enables innovation and speed to market

Industry	
Vast addressable market with legacy competitors	Provides larger growth potential
Government regulations becoming more stringent	Higher barrier to entry
Large fragmentation of HIT ecosystem players	Extensive acquisition targets
Industry consolidation	Provides diversity of strategic opportunities

CareCloud



Bill Korn

Chief Financial Officer


TUES
12
MIPS PERFORMANCE
DIAGNOSES
M19.029
Primary Osteoarthritis
Uns Elbow
$67,474.23
+12%

Technology-Enabled Business Solutions

($ in millions)


FY 2021 Revenues
Technology-driven business solutions
Medical practice management
Other healthcare IT services
$12
$13
$115


2021 revenue from clients utilizing:
83%
49%
21%
13%
17%
6%
9%
2%
Technology-Driven Solutions
Other Services
Core technology components
1 or more technology components
Professional IT services
Pure revenue cycle management
Medical practice management
Other services

2021 Highlights


Revenue
+33%
$105.1
$139.6
FY 2020
FY 2021
Net (loss) income
+$11.6
($8.8)
$2.8
FY 2020
FY 2021
Adjusted EBITDA
+103%
$10.9
$22.1
FY 2020
FY 2021
Adjusted net income
+119%
$8.5
$18.5
FY 2020
FY 2021

($ in millions. Percent change reflects 2020 to 2021)

See reconciliations of non-GAAP results in the Appendix

Q4 2021 Highlights

CareCloud

Revenue
+17%


$32.0
$37.5
Q4 2020
Q4 2021

Net income
+$3.3


$0.2
$3.5
Q4 2020
Q4 2021

Adjusted EBITDA
+7%


$5.7
$6.1
Q4 2020
Q4 2021

Adjusted net income
+$0.1


$4.9
$5.0
Q4 2020
Q4 2021

($ in millions. Percent change reflects 2020 to 2021)

See reconciliations of non-GAAP results in the Appendix

Revenue Growth 2017 – 2021 plus 2022 Guidance



($ in millions)
2017-2022 CAGR: 37%
$31.8
$50.5
$64.4
$105.1
$139.6
$152-155
2017
2018
2019
2020
2021
2022 Guidance
Range
Guidance
Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA Growth 2017 – 2021 plus 2022 Guidance

CareCloud


($ in millions)
2017-2022 CAGR: 61%
$2.3
$4.8
$8.1
$10.9
$22.1
$24-26
Range
Guidance
Actual
2017
2018
2019
2020
2021
2022
Guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Capitalization as of March 1, 2022

CareCloud

	Common Stock	Series A Preferred Stock	Series B Preferred Stock
Exchange / Ticker	Nasdaq: MTBC	Nasdaq: MTBCP	Nasdaq: MTBCO
Stock Price (1)	$5.34	$25.33	$25.45
Outstanding Shares (1)	15.0 million	4.5 million (2)	1.1 million
Equity Value	$80 million	$115 million (2)	$29 million
Share Structure / Terms	• Fully Diluted: 18.5 M shares • Public Float: 9.7 M shares • Insiders: ~35%	• Dividend: 11% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.00 per share at Company's option • Redemption value: $112 M	• Dividend: 8.75% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.75 per share starting 2/2024, steps down to $25.00 by 2/2027 • Redemption value: $28 M

CareCloud Enterprise Value



$ Millions
$250
$200
$150
$100
$50
-
$80
$143
$8.4
$10.3
$221
Common Stock
Preferred Stock
Debt
Cash
Enterprise Value

(1) Stock prices and shares as of March 1, 2022 . Debt and cash as of Dec. 31, 2021, with pro forma proceeds from Feb 2022 sale of Series B Preferred Stock

(2) Series A shares and equity value are pro forma, showing the 800,000 Series A shares redeemed with net proceeds of Feb 2022 sale of Series B Preferred Stock

Thank you!


NASDAQ: MTBC
$12.99
Company Overview

Corporate Website	*www.carecloud.com*
Investor Relations	*ir.carecloud.com*
Investor Inquiries	Bill Korn, CFO *bkorn@carecloud.com* Gene Mannheimer, Westwicke *CareCloudIR@westwicke.com* *(410) 753-2640*

(formerly MTBC, Inc.)



CareCloud

Appendix

Non-GAAP Financial Measures Reconciliation

CareCloud

($000s) Adjusted EBITDA	2017	2018	2019	2020	2021	Q4 2020	Q4 2021
Net (loss) income	$ (5,565)	$ (2,138)	$ (872)	$ (8,813)	$ 2,836	$ 155	$ 3,522
Provision (benefit) for income taxes	68	(157)	193	103	157	85	177
Net interest expense	1,307	250	121	446	440	94	176
Foreign exchange / other expense	(249)	(435)	827	71	241	87	73
Stock-based compensation expense	1,487	2,464	3,215	6,502	5,396	1,551	1,390
Depreciation and amortization	4,300	2,854	3,006	9,905	12,195	2,962	2,689
Transaction and integration costs	515	1,891	1,736	2,694	1,364	986	246
Restructuring, impairment & unoccupied lease charges	276	-	219	963	2,005	282	340
Change in contingent consideration	152	73	(344)	(1,000)	(2,515)	(500)	(2,515)
Adjusted EBITDA	$ 2,291	$ 4,802	$ 8,101	$ 10,871	$ 22,119	$ 5,702	$ 6,098

($000s) Adjusted net income	2017	2018	2019	2020	2021	Q4 2020	Q4 2021
Net (loss) income	$ (5,565)	$ (2,138)	$ (872)	$ (8,813)	$ 2,836	$ 155	$ 3,522
Foreign exchange / other expense	(249)	(435)	827	71	241	87	73
Stock-based compensation expense	1,487	2,464	3,215	6,502	5,396	1,551	1,390
Amortization of purchased intangible assets	3,393	1,828	1,877	8,127	8,880	2,377	1,801
Transaction and integration costs	515	1,891	1,736	2,694	1,364	986	246
Restructuring, impariment & unoccupied lease charges	276	-	219	963	2,005	282	340
Change in contingent consideration	152	73	(344)	(1,000)	(2,515)	(500)	(2,515)
Income tax expense (benefit) related to goodwill	27	(208)	80	(85)	290	8	150
Non-GAAP Adjusted Net Income	$ 36	$ 3,475	$ 6,738	$ 8,459	$ 18,497	$ 4,946	$ 5,007